Income Taxes	9 Months Ended	12 Months Ended
	Sep. 30, 2023	Dec. 31, 2022
Income Tax Disclosure [Abstract]
Income Taxes
8.
INCOME TAXES

The Company’s expected effective tax rate for the three and nine months periods ended September 30, 2023, and 2022 was 0%. The effective tax rate varies from the statutory rate due to the change in the valuation allowance.

10.
INCOME TAXES

The Company’s effective tax rate for the years ended December 31, 2022 and 2021 was 0%. The effective tax rate represents a blend of federal and state taxes and includes the impact of certain nondeductible items.

The following table summarizes the significant components of the provision for income taxes from continuing operations:

	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021
Federal:
Current	$—	$—
Deferred	(3,318,558)	(3,462,982)
State:
Current	—	—
Deferred	(561,962)	(580,759)
Change in valuation allowance	3,880,520	4,043,741
Total income tax provision	$—	$—

The income tax provision differs from that computed at the federal statutory corporate tax rate as follows:

	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021
Expected provision at Federal statutory tax rate	21.00%	21.00%
State tax expense, net of Federal benefit	—	—
Change in valuation allowance	(20.98)%	(18.12)%
Permanent difference	(0.02)%	(2.88)%
	0.00%	0.00%

The following table summarizes the significant components of the Company’s deferred taxes:

	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021
Deferred tax assets (liabilities):
Net operating loss	$7,851,883	$4,342,045
Share based compensation	347,507	166,191
Disallowed interest	398,118	—
Allowance for doubtful accounts	25,627	—
Lease accounting	413,142	188,213
Accrued compensation	—	46,592
Unrealized Loss	14,164	37,793
Depreciation	(389,191)	(104)
Total deferred tax assets (liabilities)	$8,661,250	$4,780,730
Less valuation allowance	(8,661,250)	(4,780,730)
Net deferred tax assets (liabilities)	$—	$—

As of December 31, 2021, the Company has net operating losses available for deduction against future taxable income of $17.7 million and $2.7 million respectively. The net operating losses do not expire and may be carried forward indefinitely.

In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all the deferred tax assets will not be realized. The ultimate realization of the deferred tax assets is dependent upon the generation of future taxable income during periods in which the temporary differences become deductible. Management considers the scheduled reversal of the liabilities (including the impact of available carryback and carryforward periods), projected future taxable income, and tax-planning strategies in making this assessment. It was concluded on a more-likely-than-not basis that the Company’s deferred tax assets were not realizable as of December 31, 2021. Accordingly, a valuation allowance of $4.8 million has been recorded to offset these deferred tax assets. The change in in valuation allowance for the year ended December 31, 2021 from 2020 was an increase of $4.0 million.

The Company recognizes the consolidated financial statement effect of a tax position when it is more likely than not, based on the technical merits, that the position will be sustained upon examination. If applicable, the Company reports both accrued interest and penalties related to unrecognized tax benefits as a component of Income Tax Expense in the Consolidated Statements of Operations.

The Company files income tax returns in the United States and the State of Florida. In the normal course of business, the Company is subject to potential income tax examination by the federal and state tax authorities in these jurisdictions for tax years that are open under local statute. For U.S. federal and state income tax purposes, the Company’s 2019 and 2020 tax returns remain open to examination